Davis Financial Fund
Davis Opportunity Fund
Davis Real Estate Fund
Davis Balanced Fund
Davis Government Bond Fund
Davis Government Money Market Fund
Authorized series of
Davis Series, Inc.
Supplement dated March 3, 2025
to the Statement of Additional Information dated April 30, 2024

Thomas Gayner has resigned as a Director of Davis Series, Inc. effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.